  Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTS 2017 FINANCIAL RESULTS
AND PROVIDES A BUSINESS UPDATE

SUWANEE, GA, March 29, 2018 – SANUWAVE Health, Inc. (OTCQB: SNWV) reported financial results for the year ended December 31, 2017 with the SEC on Thursday, March 29, 2018 and provided a business update. The Company will also host a conference call today, March 29, 2018 at 9:00 a.m. Eastern Time.

Highlights of 2017:

●
Received de novo clearance from the FDA December 28, 2017 for use of the dermaPACE® System in treating Diabetic Foot Ulcers (DFU’s).

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Signed Brazilian JV with MundiMed worth north of $25 million in net present value during fourth quarter of 2017.

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International footprint expanded from 5 active countries to 10 during 2017.

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Hired André Mouton as Vice President of International Sales and Relations in February 2017.

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Added experienced international health care expert to the Board of Directors member Dr. Maj-Britt Kaltloff, Head of Business Development, Danish State Serum Institute, Danish Ministry of Health.

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Added Senior military doctor, Col. Pat Sesto (ret.) formally of the Charlie Norwood VA Hospital, Augusta, GA to the science advisory board.

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Hosted first annual Sanuwave Symposium in December with over 20 representatives from 5 countries.

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Received three patents as follows:
o
US patent 9,522,011 titled “Shock Wave Applicator with Movable Electrode”
o
US patent 9,566,209 titled “Shock Wave Electrodes with Fluid Holes”
o
US patent 9,840,313 titled “Cleaning and Grooming Water Submerged Structures Using Acoustic Pressure Shock Waves”

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Launched numerous international clinical studies to support growth. These studies have been or will be published during 2018 and/or featured at various conferences.

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Launched the Blog “Shock This” which has gotten tremendous industry response. 2017 focus was on education of the shock wave.

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Exhibitor at MEDICA Conference and participated at SAWC (Symposium of Advanced Wound Care) spring and fall conferences.

With the recent FDA clearance, we can now begin to develop and implement a platform for rolling out the dermaPACE System for treating DFU’s in the US. We are taking a methodical approach to the roll out to ensure we will ultimately achieve our goal - The delivery of a dermaPACE System to any location in the US that will be treating DFU’s. This will enable the company to reach thousands of locations in the next few years. To be successful in this implementation the company is following a strategy that can support such growth. This will involve following our playbook for success:

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Developing relations with the Key Opinion Leaders (KOL’s) as we expand our clinical work

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Having the proper equipment financing in place

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Selecting the right partners to manage the various channels

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Continuing extensive clinical work to support the gold standard study that was part of the FDA approval

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Extending the number of wound indications beyond DFU

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Adding more wound care experience at the board of director and science advisor level

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Hiring the driven people in several key positions

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Developing a service driven culture that can meet the needs of the practitioners, payors, and patients

Internationally we have seen demand pick up since our FDA announcement. We anticipate adding at least four new countries this year with at least two being similar to the Brazilian deal in nature. Our presence at EWMA, with four podium presentations, will be a key part of our relaunching efforts in Europe and beyond. We will also begin to see the first shipments of devices to the Brazilian joint venture during 2018.

2017 was a year filled with milestones setting the stage for rapid growth in the wound care market. 2018 will be about building the proper base and game plan to implement and execute the growth needed to achieve our stated goal of a device anywhere and everywhere a DFU is treated.

2017 Financial Results

Year Ended December 31, 2017 Financial Results

Revenues for the year ended December 31, 2017 were $738,527, compared to $1,376,063 for the same period in 2016, a decrease of $637,536, or 46%. Revenue resulted primarily from sales in Europe, Asia, and Asia/Pacific of our orthoPACE devices and related applicators and upfront distribution fee from our Brazilian distribution agreement with MundiMed. The decrease in revenue for 2017 is primarily due to a decrease in sales of orthoPACE devices in Asia/Pacific and the European Community, as compared to the prior year, as well as lower sales of new and refurbished applicators.

Operating expenses for the year ended December 31, 2017 were $4,321,403, compared to $4,127,433 for the prior year, an increase of $193,970. Research and development expenses increased by $163,891, primarily as a result of costs associated with the responses to questions from the FDA regarding the dermaPACE de novo submission and hiring of an independent consultant to perform software updates. In addition, a medical device and separate technical audit was performed related to our ISO certification in 2017. General and administrative expenses increased by $331,030, primarily due to increase in cost associated with investor relations consultants, costs associated with symposium hosted in December 2017 and increased non-cash stock compensation related to stock option and stock warrants issued in 2017. These increases are partially offset by decrease in amortization expense of $306,756, as our intangible assets were fully amortized as of December 31, 2016.

Net loss for 2017 was $5,537,936, or ($0.04) per share, compared with a net loss of $6,439,040, or ($0.06) per share in 2016, which is a decrease in the net loss of $901,104, or 14%. The decrease in the net loss for 2017 was a result of decreased loss on warrant valuation that is partially offset by increase in operating expenses discussed above.

On December 31, 2017, the Company has cash and cash equivalents of $730,184 compared to $133,571 as of December 31, 2016, an increase of $596,613. For the years ended December 31, 2017 and 2016, net cash used by operating activities was $1,528,971 and $3,199,453, respectively, a decrease of $1,670,482, or 52%. The decrease was primarily due to increase in accounts receivable of $250,678 and in accounts payable and accrued expenses of $1,082,071. Net cash used by investing activities in 2017 was $0 as compared to net cash used by investing activities in 2016 of $8,770 from the purchase of property and equipment. Net cash provided by financing activities for the year ended December 31, 2017 was $2,117,298, which primarily consisted of the net proceeds from convertible promissory notes of $1,384,232, proceeds from related party line of credit of $370,000, proceeds from advances from related parties of $310,000 and proceeds from warrant exercises of $93,066. Net cash provided by financing activities for the year ended December 31, 2016 was $3,207,771, which primarily consisted of the net proceeds from 2016 Public Offering of $1,596,855, 2016 Private Placement of $1,528,200, and proceeds from warrant exercises of $67,466. Cash and cash equivalents increased by $596,613 for the year ended December 31, 2017 and cash and cash equivalents decreased by $19,359 for the year ended December 31, 2016.

Conference Call

The Company will host a conference call on Thursday, March 29, 2018, beginning at 9AM Eastern Time to discuss the 2017 financial results, provide a business update and answer questions.

Shareholders and other interested parties can participate in the conference call by dialing 877-407-8033 (U.S.) or 201-689-8033 (international) or via webcast at http://www.investorcalendar.com/event/27265.

A replay of the conference call will be available beginning two hours after its completion through April 5, 2018, by dialing 877-481-4010 (U.S.) and entering PIN 27265 and a replay of the webcast will be available at http://www.investorcalendar.com/event/27265 until June 29, 2018.

About SANUWAVE Health, Inc.
SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia, and New Zealand. In the U.S., dermaPACE has received FDA’s de novo clearance for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food, and industrial markets.

Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors, or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

Millennium Park Capital LLC
Christopher Wynne
312-724-7845
cwynne@mparkcm.com

SANUWAVE Health, Inc.

Kevin Richardson II
Chairman of the Board
978-922-2447
investorrelations@sanuwave.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2017 and 2016

	2017	2016
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$730,184	$133,571
Accounts receivable, net of allowance for doubtful accounts	152,520	460,799
Inventory, net	231,532	231,953
Prepaid expenses	90,288	87,823
TOTAL CURRENT ASSETS	1,204,524	914,146

PROPERTY AND EQUIPMENT, net	60,369	76,938

OTHER ASSETS	13,917	13,786
TOTAL ASSETS	$1,278,810	$1,004,870

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$1,496,523	$712,964
Accrued expenses	673,600	375,088
Accrued employee compensation	1,680	64,860
Advances from related and unrelated parties	310,000	-
Line of credit, related parties	370,179	-
Convertible promissory notes, net	455,606	-
Interest payable, related parties	685,907	109,426
Short term loan, net	-	47,440
Warrant liability	1,943,883	1,242,120
Notes payable, related parties, net	5,222,259	5,364,572
TOTAL CURRENT LIABILITIES	11,159,637	7,916,470

TOTAL LIABILITIES	11,159,637	7,916,470

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001,
6,175 authorized; 6,175 shares issued and 0 shares outstanding
in 2017 and 2016	-	-

PREFERRED STOCK, SERIES B CONVERTIBLE, par value $0.001,
293 authorized; 293 shares issued and 0 shares outstanding
in 2017 and 2016, respectively	-	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,532
shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 350,000,000 shares authorized;
139,300,122 and 137,219,968 issued and outstanding in 2017 and
2016, respectively	139,300	137,220

ADDITIONAL PAID-IN CAPITAL	94,995,040	92,436,697

ACCUMULATED DEFICIT	(104,971,384)	(99,433,448)

ACCUMULATED OTHER COMPREHENSIVE LOSS	(43,783)	(52,069)
TOTAL STOCKHOLDERS' DEFICIT	(9,880,827)	(6,911,600)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,278,810	$1,004,870

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Years Ended December 31, 2017 and 2016

	2017	2016

REVENUES	$738,527	$1,376,063

COST OF REVENUES (exclusive of depreciation and amortization shown below)	241,970	565,129

OPERATING EXPENSES
Research and development	1,292,531	1,128,640
General and administrative	3,004,403	2,673,773
Depreciation	24,069	19,858
Amortization	-	306,756
Gain of sale of assets, property and equipment	-	(1,594)
TOTAL OPERATING EXPENSES	4,321,003	4,127,433

OPERATING LOSS	(3,824,446)	(3,316,499)

OTHER INCOME (EXPENSE)
Loss on warrant valuation adjustment and conversion	(568,729)	(2,223,718)
Interest expense, net	(1,139,711)	(886,494)
Loss on foreign currency exchange	(5,050)	(12,329)
TOTAL OTHER INCOME (EXPENSE), NET	(1,713,490)	(3,122,541)

NET LOSS	(5,537,936)	(6,439,040)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	8,286	(18,907)
TOTAL COMPREHENSIVE LOSS	$(5,529,650)	$(6,457,947)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.04)	$(0.06)

Weighted average shares outstanding - basic and diluted	138,838,602	107,619,869

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2017 and 2016

	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,537,936)	$(6,439,040)
Adjustments to reconcile loss from continuing operations
to net cash used by operating activities
Amortization	-	306,756
Depreciation	24,069	19,858
Change in allowance for doubtful accounts	57,601	26,233
Stock-based compensation - employees, directors and advisors	768,105	547,842
Loss on warrant valuation adjustment	568,729	2,223,718
Amortization of debt issuance costs	431,087	225,786
Warrants issued for services	182,856	186,410
Amortization of debt discount	110,247	31,514
Stock issued for consulting services	8,000	43,540
Loss on conversion option of promissory notes payable	-	75,422
Stock issued with convertible debenture	-	50,100
Gain on sale of asset, property and equipment	-	(1,594)
Changes in assets - (increase)/decrease
Accounts receivable - trade	250,678	(412,578)
Inventory	(7,079)	(29,249)
Prepaid expenses	(2,465)	36,165
Other	(131)	(2,689)
Changes in liabilities - increase/(decrease)
Accounts payable	783,559	203,698
Accrued expenses	298,512	15,714
Accrued employee compensation	(63,180)	(176,682)
Accrued interest	21,896	-
Interest payable, related parties	576,481	(130,377)
NET CASH USED BY OPERATING ACTIVITIES	(1,528,971)	(3,199,453)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	-	1,594
Purchases of property and equipment	-	(10,364)
NET CASH USED BY INVESTING ACTIVITIES	-	(8,770)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible promissory notes, net	1,384,232	106,000
Proceeds from line of credit, related party	370,000	-
Advances from related parties	310,000	-
Proceeds from warrant exercise	93,066	67,466
Proceeds from 2016 Public Offering, net	-	1,596,855
Proceeds from 2016 Private Offering, net	-	1,528,200
Proceeds from convertible debenture, net	-	175,000
Proceeds from short term loan	-	100,000
Payment of short term loan	(40,000)	-
Payment of convertible promissory notes	-	(155,750)
Payment of convertible debenture	-	(210,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,117,298	3,207,771

EFFECT OF EXCHANGE RATES ON CASH	8,286	(18,907)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	596,613	(19,359)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	133,571	152,930
CASH AND CASH EQUIVALENTS, END OF PERIOD	$730,184	$133,571

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$-	$630,549

NONCASH INVESTING AND FINANCING ACTIVITIES
Stock issued with convertible debenture	$-	$50,100

Stock issued for services	$8,000	$43,540

Loss on warrant conversion to stock	$-	$888,418

Beneficial conversion feature on convertible promissory notes	820,681	66,331
Beneficial conversion feature on convertible debenture	-	124,900
Beneficial conversion feature on convertible debt	$820,681	$191,231

Warrants issued for services	$182,856	$186,410

Warrants issued with convertible promissory note	$620,748	$-
Warrants issued for short tem loan	-	58,400
Warrants issued for debt	$620,748	$58,400